CERTIFICATE OF OWNERSHIP
                                --evidencing--
                        A Fractional Undivided Interest
                                    --in--
                      INSURED MUNICIPAL SECURITIES TRUST
                             47TH DISCOUNT SERIES

      MONTHLY
PLAN OF DISTRIBUTION

      45808m498
CUSIP

      This is to certify that Bear Stearns & Co. Inc. is the owner and registered holder of this Certificate evidencing the ownership of 9,240 unit(s) of fractional undivided interest in the above-named Trust created under the laws of the State of New York pursuant to the Trust Indenture and Agreement among Bear Stearns & Co., Inc. (and such other Depositors, if any, identified therein), as Depositors, United States Trust Company of New York, as Trustee, and Standards & Poor's Corporation, as Evaluator (the "Indenture"), a copy of which is available at the office of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Indenture to which the Holder of this Certificate by virtue of the acceptance hereof assents and is bound, a summary of which Indenture is contained in the Prospectus relating to the Trust. This Certificate is transferable and interchangeable by the registered owner in person or by his duly authorized attorney at the Trustee's office upon surrender of this Certificate properly endorsed or accompanied by a written instrument of transfer and any other documents that the Trustee may require for transfer, in form satisfactory to the Trustee and payment of the fees and expenses as provided in the Indenture.

      Witness the facsimile signature of a duly authorized officer of the Agent for the Depositors (referred to in the Indenture) and the manual signature of an authorized signatory of the Trustee.



C/M  11939.0001 406225.1

            Date:  June 16, 1989


                                    Agent for Depositors


                              By
                                          Authorized Signatory


                              UNITED STATES TRUST COMPANY OF NEW YORK,
                              Trustee


                              By
                                          Authorized Officer







                                  ASSIGNMENT

            For Value Received
hereby sells, assigns and transfers unto
the within Certificate and does hereby irrevocably constitute and
appoint                                       attorney, to transfer the within
Certificate on the books of the Trustee, with full power of substitution in the premises.

      Date:

      Notice:     The signature(s) to this assignment must
correspond with the name(s) as written above upon the face of this Certificate in every particular, without alteration or enlargement or any change whatever.



C/M  11939.0001 406225.1

            Date:  June 16, 1989


                                    Agent for Depositors


                              By
                                          Authorized Signatory


                              UNITED STATES TRUST COMPANY OF NEW YORK,
                              Trustee


                              By
                                          Authorized Officer







                                  ASSIGNMENT

            For Value Received
hereby sells, assigns and transfers unto
the within Certificate and does hereby irrevocably constitute and
appoint                                       attorney, to transfer the within
Certificate on the books of the Trustee, with full power of substitution in the premises.

      Date:

      Notice:     The signature(s) to this assignment must
correspond with the name(s) as written above upon the face of this Certificate in every particular, without alteration or enlargement or any change whatever.



C/M  11939.0001 406225.1

                           CERTIFICATE OF OWNERSHIP

                                --evidencing--
                        A Fractional Undivided Interest
                                    --in--
                      INSURED MUNICIPAL SECURITIES TRUST
                             47TH DISCOUNT SERIES


      Annual
PLAN OF DISTRIBUTION


      45808m514
CUSIP

      This is to certify that Bear Stearns & Co. Inc. is the owner and registered holder of this Certificate evidencing the ownership of 420 unit(s) of fractional undivided interest in the above-named Trust created under the laws of the State of New York pursuant to the Trust Indenture and Agreement among Bear Stearns
& Co., Inc. (and such other Depositors, if any, identified therein), as Depositors, United States Trust Company of New York, as Trustee, and Standards & Poor's Corporation, as Evaluator (the "Indenture"), a copy of which is available at the office of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Indenture to which the Holder of this Certificate by virtue of the acceptance hereof assents and is bound, a summary of which Indenture is contained in the Prospectus relating to the Trust. This Certificate is transferable and interchangeable by the registered owner in person or by his duly authorized attorney at the Trustee's office upon surrender of this Certificate properly endorsed or accompanied by a written instrument of transfer and any other documents that the Trustee may require for transfer, in form satisfactory to the Trustee and payment of the fees and expenses as provided in the Indenture.

      Witness the facsimile signature of a duly authorized officer of the Agent for the Depositors (referred to in the Indenture) and the manual signature of an authorized signatory of the Trustee.



C/M  11939.0001 406225.1

            Date:  June 16, 1989


                                    Agent for Depositors


                              By
                                          Authorized Signatory


                              UNITED STATES TRUST COMPANY OF NEW YORK,
                              Trustee


                              By
                                          Authorized Officer







                                  ASSIGNMENT

            For Value Received
hereby sells, assigns and transfers unto
the within Certificate and does hereby irrevocably constitute and
appoint                                       attorney, to transfer the within
Certificate on the books of the Trustee, with full power of substitution in the premises.

      Date:

      Notice:     The signature(s) to this assignment must
correspond with the name(s) as written above upon the face of this Certificate in every particular, without alteration or enlargement or any change whatever.



C/M  11939.0001 406225.1

                           CERTIFICATE OF OWNERSHIP
                                --evidencing--
                        A Fractional Undivided Interest
                                    --in--
                      INSURED MUNICIPAL SECURITIES TRUST
                                   SERIES 20

      Monthly
PLAN OF DISTRIBUTION


      45808m522
CUSIP

      This is to certify that Bear Stearns & Co. Inc. is the owner and registered holder of this Certificate evidencing the ownership of 4620 unit(s) of fractional undivided interest in the above-named Trust created under the laws of the State of New York pursuant to the Trust Indenture and Agreement among Bear Stearns
& Co., Inc. (and such other Depositors, if any, identified therein), as Depositors, United States Trust Company of New York, as Trustee, and Standards & Poor's Corporation, as Evaluator (the "Indenture"), a copy of which is available at the office of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Indenture to which the Holder of this Certificate by virtue of the acceptance hereof assents and is bound, a summary of which Indenture is contained in the Prospectus relating to the Trust. This Certificate is transferable and interchangeable by the registered owner in person or by his duly authorized attorney at the Trustee's office upon surrender of this Certificate properly endorsed or accompanied by a written instrument of transfer and any other documents that the Trustee may require for transfer, in form satisfactory to the Trustee and payment of the fees and expenses as provided in the Indenture.

      Witness the facsimile signature of a duly authorized officer of the Agent for the Depositors (referred to in the Indenture) and the manual signature of an authorized signatory of the Trustee.



C/M  11939.0001 406225.1

            Date:  June 16, 1989


                                    Agent for Depositors


                              By
                                          Authorized Signatory


                              UNITED STATES TRUST COMPANY OF NEW YORK,
                              Trustee


                              By
                                          Authorized Officer







                                  ASSIGNMENT

            For Value Received
hereby sells, assigns and transfers unto
the within Certificate and does hereby irrevocably constitute and
appoint                                       attorney, to transfer the within
Certificate on the books of the Trustee, with full power of substitution in the premises.

      Date:

      Notice:     The signature(s) to this assignment must
correspond with the name(s) as written above upon the face of this Certificate in every particular, without alteration or enlargement or any change whatever.



C/M  11939.0001 406225.1

            Date:  June 16, 1989


                                    Agent for Depositors


                              By
                                          Authorized Signatory


                              UNITED STATES TRUST COMPANY OF NEW YORK,
                              Trustee


                              By
                                          Authorized Officer







                                  ASSIGNMENT

            For Value Received
hereby sells, assigns and transfers unto
the within Certificate and does hereby irrevocably constitute and
appoint                                       attorney, to transfer the within
Certificate on the books of the Trustee, with full power of substitution in the premises.

      Date:

      Notice:     The signature(s) to this assignment must
correspond with the name(s) as written above upon the face of this Certificate in every particular, without alteration or enlargement or any change whatever.



C/M  11939.0001 406225.1

                           CERTIFICATE OF OWNERSHIP
                                --evidencing--
                        A Fractional Undivided Interest
                                    --in--
                      INSURED MUNICIPAL SECURITIES TRUST
                                   SERIES 20


      Annual
PLAN OF DISTRIBUTION


      45808m548
CUSIP

      This is to certify that Bear Stearns & Co. Inc. is the owner and registered holder of this Certificate evidencing the ownership of 210 unit(s) of fractional undivided Interest in the above-named Trust created under the laws of the State of New York pursuant-to the Trust Indenture and Agreement among Bear Stearns
& Co., Inc. (and such other Depositors, if any, identified therein), as Depositors, United States Trust Company of New York, as Trustee, and Standards & Poor's Corporation, as Evaluator (the "Indenture"), a copy of which is available at the office of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Indenture to which the Holder of this Certificate by virtue of the acceptance hereof assents and is bound, a summary of which Indenture is contained in the Prospectus relating to the Trust. This Certificate is transferable and interchangeable by the registered owner in person or by his duly authorized attorney at the Trustee's office upon surrender of this Certificate properly endorsed or accompanied by a written instrument of transfer and any other documents that the Trustee may require for transfer, in form satisfactory to the Trustee and payment of the fees and expenses as provided in the Indenture.

     Witness the facsimile signature of a duly authorized officer of the Agent for the Depositors (referred to in the Indenture) and the manual signature of an authorized signatory of the Trustee.



C/M  11939.0001 406225.1

            Date:  June 16, 1989


                                          Agent for Depositors


                              By
                                          Authorized Signatory


                              UNITED STATES TRUST COMPANY OF NEW YORK,
                              Trustee


                              By
                                          Authorized Officer







                                  ASSIGNMENT

            For Value Received
hereby sells, assigns and transfers unto
the within Certificate and does hereby irrevocably constitute and
appoint                                       attorney, to transfer the within
Certificate on the books of the Trustee, with full power of substitution In the premises.

      Date:

      Notice:     The signature(s) to this assignment must
correspond with the name(s) as written above upon the face of this Certificate in every particular, without alteration or enlargement or any change whatever.


C/M  11939.0001 406225.1